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                                                                   EXHIBIT 23.1




                          INDEPENDENT AUDITORS CONSENT

We consent to the incorporation of m-Wise, Inc. financial statements for the years ended December 31, 2001 and December 31, 2002 and our auditors report dated April 4, 2003 appearing on the Form SB-2 of m-Wise, Inc.

Dated October 7, 2003
/s/ SF Partnership, LLP


SF Partnership, LLP





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